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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
                               With Respect To:
                    International Fixed Income Investments
                            High Yield Investments
                 Small Capitalization Value Equity Investments

   Supplement dated June 23, 2004 to the Prospectus dated December 29, 2003

   The following information supplements, revises and supersedes, as applicable, certain information in the Trust's Prospectus dated December 29, 2003.

   On May 5, 2004 the Trust's Board of Trustees approved the implementation of two new investment advisory agreements with two of the Trust's existing investment advisers, Seix Investment Advisors Inc. ("Seix") and Julius Baer Investment Management Inc. ("Julius Baer").

   Julius Baer has served as an investment adviser to International Fixed Income Investments since its inception pursuant to an investment advisory agreement dated July 30, 1993.

   Julius Baer recently completed an internal reorganization to realign legal entities with their underlying business activities. Going forward, all fixed income investment management operations, including those of International Fixed Income Investments, will be conducted in the name and corporate structure of Julius Baer Investments Ltd. ("Julius Baer Ltd."). In light of this, the Trustees were asked to consider a new investment advisory agreement between the manager and Julius Baer Ltd. with terms that are substantially identical to the existing investment advisory agreement, including the same advisory fee. In addition, there will be no change in investment management personnel. The Trustees approved the new investment advisory agreement at a meeting held on May 5, 2004, and the agreement took effect on June 17, 2004.

   Seix has served as an investment adviser to High Yield Investments since 2002 pursuant to an investment advisory agreement dated October 1, 2002.

   Seix recently underwent a "change of control" in a transaction in which Trusco Capital Management Inc. ("Trusco") acquired ownership of Seix (the "Transaction"). The Transaction closed on May 28, 2004. Seix will continue to operate under its existing name and there will be no change in investment personnel. The Transaction resulted in the assignment (as that term is defined in the Investment Company Act of 1940, as amended) and, therefore, automatic termination of the existing investment advisory agreement. In light of this, the Trustees were asked to consider a new investment advisory agreement between the Manager and Seix with terms that are substantially identical to the existing investment advisory agreement, including the same advisory fee. The Trustees approved the new investment advisory agreement at a meeting held on May 5, 2004, and the agreement took effect on May 28, 2004.

   Shareholders of International Fixed Income Investments and High Yield Investments will soon receive an information statement regarding these changes.

   Effective July 1, 2004, Furman Selz Capital Management LLC, an investment adviser to Small Capitalization Value Equity Investments, will be renamed ING Investment Management Co.

   TK 2088 12/03 S4